Execution Version
AMENDMENT NO. 2 TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT
This AMENDMENT NO. 2 TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of September 30, 2024, is among TEAM, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, each of the Lenders party hereto and CANTOR FITZGERALD SECURITIES, acting not individually but as agent on behalf of, and for the benefit of, the Lenders and all other Secured Parties (in such capacity, together with its successors and assigns, if any, in such capacity, the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders party thereto from time to time and the Agent have entered into that certain Amended and Restated Term Loan Credit Agreement, dated as of June 16, 2023 (as amended by that certain Amendment No. 1, Limited Waiver and Consent to Amended and Restated Term Loan Credit Agreement dated as of March 6, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”);
WHEREAS, the Borrower, the Guarantors, the Lenders, and the Agent have agreed to further amend the Existing Credit Agreement and the Lenders have agreed, subject to the terms and conditions set forth herein, to, among other things, (a) modify the definition of “EBITDA” and (b) modify a negative covenant regarding certain Indebtedness (the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement); and
WHEREAS, the Borrower, the Agent and the Lenders party hereto, constituting all Lenders, are willing to effect such amendment on the terms and conditions contained in this Amendment.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to the Existing Credit Agreement.
Effective as of the Amendment No. 2 Effective Date, the parties hereto agree that the Existing Credit Agreement shall be amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended to add the following definition in alphabetical order:
“Amendment No. 2 Effective Date” means September 30, 2024.

(b)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definitions of “Capital Lease”, “EBITDA”, “Net Income” and “Tax Expense” in their entirety as set forth in Schedule 1 attached hereto.
(c)Section 8.1(k) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“the ABL Obligations in an aggregate principal amount not to exceed at any time the sum of (i) the lesser of (A) $130,000,000 and (B) the Borrowing Base (as defined in the ABL Credit Agreement as in effect on the Amendment No. 2 Effective Date; provided that, to the extent necessary in order to prevent a Default (as defined in the ABL Credit Agreement as in effect on the Closing Date) or to preserve and protect the Collateral (as defined in the ABL Credit Agreement as in effect on the Closing Date), the “Availability Block” (as defined in the ABL Credit Agreement as in effect on the Closing Date) may be released or reduced after the Closing Date in accordance with the ABL Credit Agreement) at such time plus (ii) $62,397,500 plus (iii) the outstanding principal amount of any Protective Advances and Overadvances (each as defined in the ABL Credit Agreement as in effect on the Closing Date) made in accordance with Section 2.15 of the ABL Credit Agreement (as in effect on the Closing Date), provided that Overadvances may be incurred only to the extent necessary in order to prevent a Default (as defined in the ABL Credit Agreement as in effect on the Closing Date) or to preserve or protect the Collateral (as defined in the ABL Credit Agreement as in effect on the Closing Date), minus (iv) the aggregate principal amount of Delayed Draw Term Loans and MRE Term Loans (each as defined in the ABL Credit Agreement) which have been repaid or prepaid by the Borrower since the Closing Date”
2.Effectiveness; Conditions Precedent; Certain Consents.
The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 2 Effective Date”):
(a)the Agent shall have received duly executed copies of that certain Amendment No. 5 to Credit Agreement, dated as of the date hereof, by and among the Borrower, the lenders party thereto from time to time and Eclipse Business Capital, LLC, as administrative agent, duly executed by each of the parties thereto;
(b)the Agent shall have received counterparts to this Amendment, duly executed by the Borrower, the Guarantors and each Lender; and
(c)each of the representations and warranties made by the Borrower in Section 3 hereof shall be true and correct.

Without limiting the generality of the provisions of Section 11.3(b) (No Obligation of Agent) of the Credit Agreement, for purposes of determining compliance with the conditions precedent set forth in this Section 2, each Lender, to the extent such Person has signed this Amendment, shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Person, unless the Agent shall have received written notice from such Person prior to the date hereof specifying its objection thereto.
3.Representations and Warranties.
In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders and the Agent, for itself and for each other Loan Party, as follows:
(a)both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;
(b)the execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, do not contravene the Borrower’s Governing Documents and do not and will not contravene any Material Contract;
(c)this Amendment has been duly executed and delivered on behalf of the Borrower;
(d)this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower and the other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and
(e)that the representations and warranties listed in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects as of the Amendment No. 2 Effective Date (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof).
4.Entire Agreement; Successors and Assigns; Interpretation.
This Amendment, the Credit Agreement and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Agreement shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 (Amendments, Waivers and Consents) of the Credit Agreement.
5.Full Force and Effect of Credit Agreement.
This Amendment is a Loan Document (and the Borrower agrees that the “Obligations” secured by the Collateral shall include any and all obligations of the Borrower under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.
6.Counterparts; Effectiveness.
This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Except as provided in Section 2 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. This Amendment may be executed and delivered by facsimile or other electronic transmission (including by electronic imaging) all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
7.Governing Law; Jurisdiction; Waiver of Jury Trial.
THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (SUBMISSION TO JURISDICTION) and 12.17 (JURY TRIAL) of the Credit Agreement are hereby incorporated herein by this reference.
8.Severability.
In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
9.References.
All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Existing Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

10.Reaffirmation.
Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each of the Loan Parties party hereto hereby irrevocably and unconditionally ratifies its guarantee of the Obligations and grant of security interest and pledge under the Guaranty and Security Agreement and each Loan Document and confirms that the liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.
Each of the Loan Parties hereto, as debtor, grantor, mortgagor, pledger, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor, or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interest and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby.
For the avoidance of doubt, (i) the ratification and reaffirmation by the Loan Parties in this Section 10 shall not constitute a new grant of security interests and (ii) the consent of the Loan Parties (other than the Borrower) is not required for this Amendment.
11.Lender Direction.
Pursuant to Sections 11.1 and 12.5 of the Existing Credit Agreement, the undersigned Lenders, which constitute all Lenders, hereby instruct the Agent, not in its individual capacity, but solely as Agent, to execute this Amendment and to execute and deliver such other documents and instruments contemplated hereby or as otherwise reasonably requested by the Loan Parties in connection herewith.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
TEAM, INC., as Borrower
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Administration,
Chief Legal Officer and Secretary

[Signature Page to Amendment No. 2 to Amended and Restated Term Loan Credit Agreement]

Signed solely with respect to Section 10:

AGGRESSIVE EQUIPMENT COMPANY, LLC
DK VALVE & SUPPLY, LLC
FURMANITE AMERICA, LLC
FURMANITE LOUISIANA, LLC
FURMANITE WORLDWIDE, LLC
FURMANITE, LLC
GLOBAL ASCENT, LLC
QUALSPEC LLC
ROCKET ACQUISITION, LLC
TANK CONSULTANTS MECHANICAL SERVICES, LLC
TANK CONSULTANTS, LLC
TCI SERVICES HOLDINGS, LLC
TCI SERVICES, LLC
TEAM INDUSTRIAL SERVICES INTERNATIONAL, INC.
TEAM INDUSTRIAL SERVICES, INC.
TEAM QUALSPEC, LLC
TEAM TECHNICAL SCHOOL, LLC
as Guarantors
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President, Administration,
Chief Legal Officer and Secretary

KANEB FINANCIAL, LLC
as a Guarantor
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Executive Vice President and Chief Legal Officer

[Signature Page to Amendment No. 2 to Amended and Restated Term Loan Credit Agreement]

Signed solely with respect to Section 10:

TISI CANADA INC.
as a Guarantor
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Director
FURMANITE B.V.
FURMANITE HOLDING B.V.
TEAMINC EUROPE B.V.
TEAM INDUSTRIAL SERVICES EUROPE B.V.
TEAM VALVE REPAIR SERVICES B.V.
THRESHOLD INSPECTION & APPLICATION
TRAINING EUROPE B.V.
TEAM INDUSTRIAL SERVICES NETHERLANDS B.V.
QUALITY INSPECTION SERVICES B.V.
as Guarantors
By:    /s/ André C. Bouchard
Name:    André C. Bouchard
Title:     Authorised Signatory

[Signature Page to Amendment No. 2 to Amended and Restated Term Loan Credit Agreement]

EXECUTED by FURMANITE INTERNATIONAL FINANCE LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES INSPECTION LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM INDUSTRIAL SERVICES (UK) HOLDING LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TEAM VALVE AND ROTATING SERVICES LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

EXECUTED by TIS UK LIMITED LIMITED, a private limited company incorporated under the laws of England and Wales, as a Guarantor, by one director	Signed: /s/ André C. Bouchard André C. Bouchard Director

[Signature Page to Amendment No. 2 to Amended and Restated Term Loan Credit Agreement]

CANTOR FITZGERALD SECURITIES,
as Agent
By:    /s/ Ryan Yeh
Name:     Ryan Yeh
Title:     Vice President and Assistant General Counsel
[Signature Page to Amendment No. 2 to Amended and Restated Term Loan Credit Agreement]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as Lender
By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory
CORRE HORIZON FUND, LP,
as Lender
By:    /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory
CORRE HORIZON II FUND, LP,
as Lender
By: /s/ John Barrett
Name:    John Barrett
Title:     Authorized Signatory
[Signature Page to Amendment No. 2 to Amended and Restated Term Loan Credit Agreement]

Schedule I
“Capital Lease” means a lease that is required to be capitalized on the books of the lessee and amortized as a finance lease for financial reporting purposes in accordance with GAAP.
“EBITDA” means, for any period, with respect to the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, Net Income for such period,
(i)plus in each case, to the extent deducted in determining Net Income for such period:
(A)the amount of depreciation and amortization of fixed and intangible assets during such period, plus
(B)all Interest Expense and all fees for the use of money or the availability of money, including commitment, facility and like fees and charges upon Indebtedness (including Indebtedness to Agent or Lenders) paid or payable during such period, without duplication, plus
(C)net Tax Expense paid or accrued during such period, without duplication, plus
(D)the amount of all non-cash share-based compensation during such period, plus
(E)the amount of all extraordinary, non-recurring charges or expenses during such period including any charges or expenses associated with the repayment of Covid-19 subsidies administered by any Dutch Governmental Authority, plus
(F)the amount of out-of-pocket expenses incurred during such period and on or prior to 60 days after the Amendment No. 2 Effective Date in connection with this Agreement, the Loan Documents and the ABL Loan Documents, plus
(G)financing fees, financial and other advisory fees, accounting fees, legal fees (and similar advisory and consulting fees), and related costs and expenses incurred during such period by the Borrower or any Subsidiary in connection with asset sales permitted by Section 8.5 or otherwise consented to by the Required Lenders (whether or not consummated), plus
(H)any loss in connection with any disposition of assets during such period, plus
(I)non-cash losses incurred during such period for currency exchanges in accordance with GAAP, plus

(J)non-cash losses from foreign exchange conversions and mark-to-market adjustments due to foreign currency remeasurement and/or hedge agreements (or other derivatives) during such period, plus
(K)the aggregate amount of all non-cash charges, expenses, fees or losses during such period, plus
(L)non-recurring business optimization expenses and other non-recurring restructuring charges or reserves, in each case, consisting of severance, lease term charges, and other similar non-recurring expenses, as certified by a Responsible Officer, plus
(M)legal fees and other expenses incurred related to litigation and reserves established for non-routine matters;
(ii)less in each case, to the extent included in determining Net Income for such period:
(A)the amount of all non-recurring gains during such period, less
(B)any gain in connection with any disposition of assets, less
(C)non-cash gains incurred during such period for currency exchanges in accordance with GAAP, less
(D)non-cash gains from foreign exchange conversions and mark-to-market adjustments due to foreign currency remeasurement and/or hedge agreements (or other derivatives), less
(E)the aggregate amount of non-cash gains during such period, less
(F)gains due to adjustments in legal reserves and other legal costs related to non-routine matters.
“Net Income” means, for any period, (i) the net income (or loss) of the Loan Parties and their Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (ii) the sum of (A) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, plus (B) (to the extent not included in clause (i) above) any extraordinary gains (or extraordinary losses) for that period, determined in accordance with GAAP.
“Tax Expense” shall mean, for any period, the tax expense on income (including federal, state, provincial, local, foreign and franchise taxes) of the Loan Parties and their Subsidiaries,

including any penalties and interest relating to any tax examinations for such period, determined on a consolidated basis in accordance with GAAP.